Subsequent Events	12 Months Ended
Sep. 30, 2021
Subsequent Events

17. Subsequent Events

On October 12, 2021, the Company issued 120,000 GRC Shares to Blender as the compensation for the expanded scope of digital marketing services to be provided by Blender under a contract term ending on June 27, 2022.

On November 5, 2021, the Company completed business combinations with Golden Valley Mines and Royalties Ltd. (“Golden Valley”) and Abitibi Royalties Inc. (“Abitibi”) by way of statutory plans of arrangement (the “Arrangements”). Pursuant to the Arrangements, the Company acquired all the issued and outstanding Golden Valley and Abitibi common shares, whereby:

17. Subsequent Events (continued)

●	GRC issued 2.1417 GRC shares to Golden Valley shareholders for each Golden Valley common share; and
●	GRC issued 4.6119 GRC shares to Abitibi shareholders for each Abitibi common share.

The total consideration paid by the Company to holders of Golden Valley and Abitibi shares on the closing date consisted of an aggregate of 61,104,200 GRC Shares. Additionally, pursuant to the Golden Valley Arrangement, each of its 1,166,389 options that were outstanding immediately prior to the effective time were exchanged for 2,498,045 options to purchase GRC Shares.

Based on the GRC share price, GRC Shares issued, and the estimated fair value of GRC share options issued in exchange for Golden Valley options, the total consideration for the acquisition was approximately $306 million. The Company also incurred consulting fees payable to financial advisors of approximately $3 million. On the closing date, the total amount of cash and marketable securities acquired by the Company was approximately $35 million. The Company began consolidating the operating results, cash flows and net assets of Golden Valley and Abitibi beginning on November 5, 2021.

On December 20, 2021, the Company announced its intention to pursue an offer to acquire all of the outstanding common shares (the “Elemental Shares”) of Elemental Royalties Corp. (“Elemental”) for consideration consisting of 0.27 GRC Shares in exchange for each Elemental Share (the “Offer”). The Offer will be subject to certain customary conditions of completion, including, among others: there having been validly deposited under the Offer, and not withdrawn, that number of Elemental Shares representing more than 50% of the outstanding Elemental Shares, excluding those Elemental Shares beneficially owned, or over which control or direction is exercised, by the Company or by any person acting jointly or in concert with the Company; there having been validly deposited under the Offer and not withdrawn that number of Elemental Shares representing at least 66 2/3% of the outstanding Elemental Shares (calculated on a fully diluted basis), excluding Elemental Shares held by the Company; receipt of all necessary regulatory approvals; customary approval of the NYSE American in relation to the issuance and listing of the additional GRC Shares under the Offer; and the absence of material changes to the business of Elemental.